                    This is filed pursuant to Rule 497(e).
                       File Nos: 033-34001 and 811-06068

 ACM Institutional Reserves, Inc. (the "Fund") is an open-end investment compa-ny. The Prime Portfolio, the Government Portfolio and the Tax-Free Portfolio (singularly a "Portfolio" and collectively "Portfolios"), each of which is di-versified, are offered by this prospectus. The Fund's investment objectives are--in the following order of priority--safety of principal, excellent liquid-ity and maximum current income (which, in the case of the Tax-Free Portfolio, is exempt from Federal income taxes) to the extent consistent with the first two objectives.

 The Fund offers institutional and corporate investors a convenient and econom-ical way to invest in managed portfolios.

 This prospectus sets forth the information about the Prime, Government and Tax-Free Portfolios that a prospective investor should know before investing. Please retain it for future reference.

 An investment in the Fund is (i) neither insured nor guaranteed by the U.S. Government; (ii) not a deposit or obligation of, or guaranteed or endorsed by, any bank; and (iii) not federally insured by the Federal Deposit Insurance Cor-poration, the Federal Reserve Board or any other agency. There can be no assur-ance that a Portfolio of the Fund will be able to maintain a stable net asset value of $1.00 per share.

 A "Statement of Additional Information," dated September 2, 1997 which pro-vides a further discussion of certain areas in this prospectus and other mat-ters and which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write the Fund at the telephone number or address shown above.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(R)This registered service mark used under license from the owner, Alliance Capital Management L.P.


                             MONEY MARKET SERVICES


                          ACM INSTITUTIONAL RESERVES

                              -Prime Portfolio
                              -Government Portfolio
                              -Tax-Free Portfolio



                                  Prospectus:
                               September 2, 1997



                    Members: New York Stock Exchange - SIPC
                            DAVENPORT & COMPANY LLC
                            -----------------------
                               Established 1863
             Post Office Box 85678 - Richmond, Virginia 23285-5678

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING EXPENSES                    PRIME   GOVERNMENT TAX-FREE
(as a percentage of average net assets, net of  PORTFOLIO PORTFOLIO  PORTFOLIO
expense reimbursement or fee waiver)            --------- ---------- ---------
 Management Fees...............................    .11%      .05%       .07%
 Other Expenses................................    .09       .15        .13
                                                   ---       ---        ---
 Total Fund Operating Expenses.................    .20%      .20%       .20%

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
 Prime Portfolio................................   $2     $6      $11     $26
 Government Portfolio...........................   $2     $6      $11     $26
 Tax-Free Portfolio.............................   $2     $6      $11     $26

  The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Prime, Government and Tax-Free Portfolios will bear directly and indirectly. The expenses listed in the table for each Portfolio are net of voluntary expense reimbursements and voluntary fee waivers. The expenses of such Portfolios, before voluntary ex-pense reimbursements or fee waiver, would be: Prime Portfolio: Management Fees--.20%, Other Expenses--.09% and Total Fund Operating Expenses--.29%; Gov-ernment Portfolio: Management Fees--.20%, Other Expenses--.15% and Total Fund Operating Expenses--.35%; Tax-Free Portfolio: Management Fees--.20%, Other Ex-penses--.13% and Total Fund Operating Expenses--.33%. The example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS
    PER SHARE OPERATING PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT EACH
                                    PERIOD)

  The following tables have been audited by McGladrey & Pullen LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Addi-tional Information. This information should be read in conjunction with the fi-nancial statements and notes thereto included in the Statement of Additional Information.

                                                   PRIME PORTFOLIO
                     ----------------------------------------------------------------------------
                       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR    AUG. 20, 1990(A)
                       ENDED     ENDED     ENDED     ENDED     ENDED     ENDED       THROUGH
                     APRIL 30, APRIL 30, APRIL 30, APRIL 30, APRIL 30, APRIL 30,    APRIL 30,
                       1997      1996      1995      1994      1993      1992          1991
                     --------- --------- --------- --------- --------- --------- ----------------
Net asset value,
 beginning of
 period ........      $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00      $  1.00
                      -------   -------   -------   -------   -------   -------      -------
INCOME FROM
 INVESTMENT
 OPERATIONS
Net investment
 income.........       0.0530    0.0560    0.0502    0.0325    0.0353    0.0535       0.0506
                      -------   -------   -------   -------   -------   -------      -------
LESS:
 DISTRIBUTIONS
Dividends from
 net investment
 income.........      (0.0530)  (0.0560)  (0.0502)  (0.0325)  (0.0353)  (0.0535)     (0.0506)
                      -------   -------   -------   -------   -------   -------      -------
Net asset value,
 end of period .      $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00      $  1.00
                      =======   =======   =======   =======   =======   =======      =======
TOTAL RETURNS
Total investment
 return based on
 net asset
 value(b) ......         5.44%     5.76%     5.15%     3.30%     3.59%     5.50%        7.54%(c)
                      =======   =======   =======   =======   =======   =======      =======
RATIOS/SUPPLEMENTAL
 DATA
Net assets, end
 of period (in
 millions)......      $ 867.3   $ 493.3   $ 197.8   $ 108.1   $  64.3   $  25.0      $  27.2
RATIO TO AVERAGE
 NET ASSETS OF:
Expenses, net of
 waivers and
 reimbursements.         0.20%     0.20%     0.20%     0.20%     0.18%     0.02%        -0-
Expenses, before
 waivers and
 reimbursements.         0.29%     0.32%     0.36%     0.42%     0.54%     0.81%        1.09%
Net investment
 income(d)......         5.31%     5.54%     5.24%     3.25%     3.42%     5.30%        6.84%(c)
                                            GOVERNMENT PORTFOLIO
                     ------------------------------------------------------------------
                       YEAR      YEAR      YEAR      YEAR      YEAR    JUL. 22, 1991(A)
                       ENDED     ENDED     ENDED     ENDED     ENDED       THROUGH
                     APRIL 30, APRIL 30, APRIL 30, APRIL 30, APRIL 30,    APRIL 30,
                       1997      1996      1995      1994      1993          1992
                     --------- --------- --------- --------- --------- ----------------
Net asset value,
 beginning of
 period ........      $  1.00   $  1.00   $  1.00   $  1.00   $  1.00      $  1.00
                     --------- --------- --------- --------- --------- ----------------
INCOME FROM
 INVESTMENT
 OPERATIONS
Net investment
 income.........       0.0519    0.0552    0.0493    0.0315    0.0339       0.0377
                     --------- --------- --------- --------- --------- ----------------
LESS:
 DISTRIBUTIONS
Dividends from
 net investment
 income.........      (0.0519)  (0.0552)  (0.0493)  (0.0315)  (0.0339)     (0.0377)
                     --------- --------- --------- --------- --------- ----------------
Net asset value,
 end of period .      $  1.00   $  1.00   $  1.00   $  1.00   $  1.00      $  1.00
                     ========= ========= ========= ========= ========= ================
TOTAL RETURNS
Total investment
 return based on
 net asset
 value(b) ......         5.33%     5.67%     5.06%     3.20%     3.45%        4.98%(c)
                     ========= ========= ========= ========= ========= ================
RATIOS/SUPPLEMENTAL
 DATA
Net assets, end
 of period (in
 millions)......      $ 326.5   $ 150.8   $ 104.4    $ 76.6   $  73.2      $  24.7
RATIO TO AVERAGE
 NET ASSETS OF:
Expenses, net of
 waivers and
 reimbursements.         0.20%     0.20%     0.20%     0.20%     0.18%        0.10%(c)
Expenses, before
 waivers and
 reimbursements.         0.35%     0.36%     0.38%     0.36%     0.49%        0.86%(c)
Net investment
 income(d)......         5.22%     5.50%     4.94%     3.15%     3.30%        4.86%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

                                                    TAX-FREE PORTFOLIO
                          --------------------------------------------------------------------------
                                                                                    JULY 22, 1991(A)
                          YEAR ENDED YEAR ENDED YEAR ENDED    YEAR ENDED YEAR ENDED     THROUGH
                          APRIL 30,  APRIL 30,  APRIL 30,     APRIL 30,  APRIL 30,     APRIL 30,
                             1997       1996       1995          1994       1993          1992
                          ---------- ---------- ----------    ---------- ---------- ----------------
Net asset value,
 beginning of period ...   $   1.00   $   1.00   $   1.00      $   1.00   $   1.00      $   1.00
                           --------   --------   --------      --------   --------      --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income...     0.0347     0.0372     0.0326        0.0240     0.0287        0.0334
Net unrealized loss on
 investments............      --0--      --0--    (0.0048)        --0--      --0--         --0--
                           --------   --------   --------      --------   --------      --------
Net increase in net as-
 set value from opera-
 tions..................     0.0347     0.0372     0.0278        0.0240     0.0287        0.0334
                           --------   --------   --------      --------   --------      --------
LESS: DISTRIBUTIONS
Dividends from net in-
 vestment income........    (0.0347)   (0.0372)   (0.0326)      (0.0240)   (0.0287)      (0.0334)
                           --------   --------   --------      --------   --------      --------
ADD: CAPITAL CONTRIBU-
 TION
Capital Contributed by
 the Adviser............      --0--      --0--     0.0048         --0--      --0--         --0--
                           --------   --------   --------      --------   --------      --------
Net asset value, end of
 period ................   $   1.00   $   1.00   $   1.00      $   1.00   $   1.00      $   1.00
                           ========   ========   ========      ========   ========      ========
TOTAL RETURNS
Total investment return
 based on net asset
 value(b) ..............       3.53%      3.79%      3.31%(e)      2.43%      2.92%         4.40%(c)
                           ========   ========   ========      ========   ========      ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of pe-
 riod (in millions) ....   $  183.1   $  183.6   $   35.5      $   35.6   $   40.9      $    8.5
RATIO TO AVERAGE NET AS-
 SETS OF:
Expenses, net of waivers
 and reimbursements.....       0.20%      0.20%      0.20%         0.20%      0.18%         0.10%(c)
Expenses, before waivers
 and reimbursements.....       0.33%      0.48%      0.76%         0.69%      0.95%         2.08%(c)
Net investment
 income(d)..............       3.46%      3.73%      3.31%         2.40%      2.73%         4.01%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.
(e) Capital contributed by the Adviser had no material effect on net asset val-ue, and therefore, no effect on total return.

                                --------------

  From time to time each Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not in-tended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the in-vestment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Divi-dends for the Prime Portfolio for the seven days ended June 30, 1997, after ex-pense reimbursement, amounted to an annualized yield of 5.52%, equivalent to an effective yield of 5.67%. Absent such reimbursement, the annualized yield for such period would have been 5.43%, equivalent to an effective yield of 5.58%. Dividends for the Government Portfolio for the seven days ended June 30, 1997, after expense reimbursement, amounted to an annualized yield of 5.42%, equiva-lent to an effective yield of 5.57%. Absent such reimbursement, the annualized yield for such period would have been 5.27%, equivalent to an effective yield of 5.42%. Dividends for the Tax-Free Portfolio for the seven days ended June 30, 1997 amounted to an annualized yield of 4.01%, equivalent to an effective yield of 4.09%. Absent such reimbursement, the annualized yield for such period would have been 3.88%, equivalent to an effective yield of 3.96%. Further in-formation about each Portfolio's performance is contained in the annual report to shareholders and Statement of Additional Information which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address in this prospectus.

                                 INTRODUCTION

 The Fund consists of four distinct Portfolios, three of which, the Prime Portfolio, the Government Portfolio and the Tax-Free Portfolio, are offered by this prospectus and each of which invests in a diversified portfolio of money market securities. The Fund is designed for institutional and corporate in-vestors who can benefit from money market income. Investors in the Fund avoid certain administrative burdens that they would incur by investing in money market instruments directly, such as monitoring of maturity dates, safeguard-ing of receipts and deliveries, and the maintenance of tax information and other records. At the time of investment, no security purchased by a Portfolio can have a maturity exceeding one year, which maturity may extend to 397 days, and the average maturity of each Portfolio cannot exceed 90 days.

                      INVESTMENT OBJECTIVES AND POLICIES

 The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity and maximum current income (which, in the case of the Tax-Free Portfolio, is exempt from Federal income taxes) to the extent consistent with the first two objectives. As a matter of fundamental policy, each Portfolio pursues its objectives by maintaining a portfolio of high-quality U.S. dollar-denominated money market securities each of which, at the time of investment, has a remaining maturity of one year or less which maturity may extend to 397 days. While neither this policy, the in-vestment objectives, nor the "other fundamental investment policies" described below may be changed for a Portfolio without shareholder approval, the nonfundamental investment policies may be changed upon notice but without such approval. The Fund may in the future establish additional portfolios which may have different investment objectives. There can be no assurance that any Port-folio's objectives will be achieved.

 Each Portfolio will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), as amended from time to time, including the diversification, quality and maturity requirements imposed by the Rule (a more detailed de-scription of Rule 2a-7 is set forth in the Portfolios' Statement of Additional Information under "Investment Objectives and Policies"). To the extent that a Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

PRIME PORTFOLIO

 The money market securities in which the Prime Portfolio invests include: (1) marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) certificates of deposit, bankers' acceptances and interest bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and certificates of deposit and bankers' acceptances denominated in U.S. dollars and issued by U.S. branches of foreign banks having total as-sets of at least $1 billion that are believed by the Adviser to be of quality equivalent to that of other such instruments in which it may invest; (3) com-mercial paper of prime quality [i.e., rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by companies having outstanding debt securities rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's] and participation interests in loans extended by banks to such companies; and (4) repurchase agreements that are collateralized in full each day by liquid secu-rities of the types listed above. These agreements are entered into with "pri-mary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or State Street Bank and Trust Company, the Fund's Cus-todian. For each repurchase agreement, the Portfolio requires continual main-tenance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. In the event of a dealer default, the Portfolio might suffer a loss to the extent the proceeds from the sale of the collateral were less than the repurchase price. The Portfolio may also invest in certificates of deposit issued by, and time deposits maintained at, foreign branches of domes-tic banks described in (2) above and prime quality dollar-denominated commer-cial paper issued by foreign companies meeting the criteria specified in (3) above. The Portfolio's commercial paper investments may include variable amount master demand notes which represent a direct borrowing arrangement in-volving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

  The Portfolio may purchase restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Board of Di-rectors of the Fund, such as, securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act") and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

  The Portfolio may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose cor-poration. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. It is the Portfolio's current intention to limit its investment in such securities to not more than 5% of its net assets.

 OTHER FUNDAMENTAL INVESTMENT POLICIES. To maintain portfolio diversification and reduce investment risk, the Portfolio may not (1) invest 25% or more of its total assets in the securities of issuers conducting their principal busi-ness activities in any one industry although there is no such limitation with respect to U.S. Government securities or bank obligations, including certifi-cates of deposit, bankers' acceptances and interest bearing savings deposits (such bank obligations are issued by domestic banks, including U.S. branches of foreign banks subject to the same regulation as U.S. banks); (2) invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government) although with respect to 25% of its total assets it may in-vest without regard to such limitation; (3) invest more than 5% of its assets in the securities of any issuer (except the U.S. Government) having less than three years of continuous operation or purchase more than 10% of any class of the outstanding securities of any issuer (except the U.S. Government); (4) en-ter into repurchase agreements if, as a result thereof, more than 10% of its assets would be committed to repurchase agreements not terminable within seven days and other illiquid investments; (5) borrow money except from banks on a temporary basis in aggregate amounts not exceeding 15% of its assets; the Portfolio will not purchase any investments while borrowings in excess of 5% of total assets exist; and (6) mortgage, pledge or hypothecate its assets ex-cept to secure such borrowings.

 As a matter of operating policy, fundamental policy number (2) would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

GOVERNMENT PORTFOLIO

 The securities in which the Government Portfolio invests include: (1) market-able obligations of, or guaranteed by, the U.S. Government, including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established un-der the authority of an act of Congress; and (2) repurchase agreements that are collateralized in full each day by the types of securities listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or State Street Bank and Trust Company, the Fund's

Custodian. For each repurchase agreement, the Portfolio requires continual maintenance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. In the event of a dealer default, the Portfolio might suffer a loss to the extent the proceeds from the sale of the collateral were less than the repurchase price. The Portfolio may commit up to 15% of its net assets to the purchase of when-issued U.S. Government se-curities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of the Portfolio, U.S. Government securities or other liquid high-grade debt securities having value equal to, or greater than, such commitments. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for such securities take place at a later time. Normally the settlement date occurs from within ten days to one month after the pur-chase of the issue. The value of when-issued securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Portfo-lio.

 As a matter of operating policy, which may be changed without shareholder ap-proval, the Government Portfolio attempts to invest in securities that the Ad-viser believes are legal investments for federal credit unions as set forth in Sections 107(7) and (8) of the Federal Credit Union Act and Part 703 of the National Credit Union Administration regulations.

 OTHER FUNDAMENTAL INVESTMENT POLICIES. To maintain portfolio diversification and reduce investment risk, the Portfolio may not (1) invest more than 5% of its assets in repurchase agreements with any one counterparty thereof or more than 10% of its assets in repurchase agreements not terminable within seven days and other illiquid investments; (2) borrow money except from banks on a temporary basis in aggregate amounts not exceeding 10% of its assets; the Portfolio will not purchase any investments while borrowings in excess of 5% of total assets exist; and (3) pledge, hypothecate, or in any manner transfer, as security for indebtedness, its assets except to secure such borrowings.

TAX-FREE PORTFOLIO

 As a matter of fundamental policy, the Tax-Free Portfolio, except when assum-ing a temporary defensive position, must maintain at least 80% of its total assets in high-grade municipal securities having maturities of one year or less (as opposed to taxable investments described below). Normally, substan-tially all of its income will be tax-exempt as described below.

 The Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-grade munic-ipal securities. Such income may be subject to state or local income taxes. Investors should compare yields (which will fluctuate in response to market conditions) and tax consequences before making an investment decision.

 Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds" will be treated as an item of tax preference for purposes of the alter-native minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-ex-empt, and (2) interest on all tax-exempt obligations will be included in "ad-justed current earnings" of corporations for AMT purposes. The Portfolio may purchase "private activity" municipal securities because such issues have pro-vided, and may continue to provide, somewhat higher yields than other compara-ble municipal securities. However, the Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.

 MUNICIPAL SECURITIES. The municipal securities in which the Portfolio invests include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have ma-turities of one year or less. Examples include tax anticipation and revenue anticipation notes which are generally issued in anticipation of various sea-sonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are se-cured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

 The Portfolio may invest in variable rate obligations whose interest rates are adjusted either at predesignated

                       PURCHASE AND REDEMPTION OF SHARES

periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate securities pur-chased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion. The Portfolio will comply with Rule 2a-7 with respect to its investments in variable rate obligations supported by let-ters of credit.

 All of the Portfolio's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's (Aaa and Aa, MIG 1 and MIG 2 or VMIG 1 and VMIG 2) or Standard & Poor's (AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of comparable quality. Securities must also meet credit standards applied by the Adviser.

 To further enhance the quality and liquidity of the securities in which the Tax-Free Portfolio invests, such securities frequently are supported by credit and liquidity enhancements, such as letters of credit, from third party finan-cial institutions. The Portfolio continuously monitors the credit quality of such third parties; however, changes in the credit quality of such a financial institution could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

 The Portfolio also may invest in stand-by commitments, which may involve cer-tain expenses and risks, but such commitments are not expected to comprise a significant portion of its investments. The Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. For a description of when-issued securities, see above.

 TAXABLE INVESTMENTS. The taxable investments in which the Portfolio may invest include obligations of the U.S. Government and its agencies, high-quality cer-tificates of deposit and bankers' acceptances, prime commercial paper and re-purchase agreements.

 OTHER FUNDAMENTAL INVESTMENT POLICIES. To reduce investment risk, the Portfo-lio may not (1) invest more than 25% of its total assets in municipal securi-ties whose issuers are located in the same state or in municipal securities the interest upon which is paid from revenues of similar-type projects; (2) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets the Portfolio may invest up to 10% per issuer; (3) purchase more than 10% of any class of the voting securities of any one issuer except those of the U.S. Government; (4) invest more than 10% of its assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; (5) have more than 5% of its assets invested in repurchase agreements with the same vendor; and (6) borrow money except from banks on a temporary basis for ex-traordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets; the Portfolio will not purchase any investments while borrowings in excess of 5% of total assets exist.

PURCHASE AND REDEMPTION OF SHARES

OPENING ACCOUNTS

 Instruct your Investment Executive to use the Prime Portfolio, Government Portfolio or Tax-Free Portfolio in conjunction with your brokerage account. These Portfolios are available to accounts in which Davenport & Company LLC ("Davenport") serves as the Registered Investment Adviser.

SUBSEQUENT INVESTMENTS

A. By check through Davenport & Company LLC.

 Mail or deliver your check made payable to Davenport to your Investment Execu-tive who will deposit it into the Fund(s). Please indicate your account number on the check.

B. By Sweep

 Davenport offers an automatic "sweep" for the Portfolios in the operation of brokerage accounts for its customers. If you qualify for the sweep arrangement, Davenport will, on a daily basis, sweep into your account all available credit balances.

                            ADDITIONAL INFORMATION

C. By Contacting Your Investment Executive

 Available credit balances on your brokerage account from proceeds of your se-curities sales or from any other source can be moved into your Fund account by contacting your Investment Executive specifically each time there is a cash balance.

REDEMPTIONS

A. By Contacting Your Investment Executive

 Instruct your Investment Executive to make a withdrawal from your Fund ac-count to purchase securities or to issue a Davenport & Company LLC check.

B. By Sweep

 If you qualify for the "sweep", Davenport & Company LLC will automatically transfer from your Fund account sufficient cash to cover any debit balance that may occur in your account for any reason.

 Redemption proceeds are normally mailed by Davenport on settlement date, but in no event later than the next business day, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Secu-rities and Exchange Commission or to certain other unusual conditions.

 SHARE PRICE. Shares of each Portfolio of the Fund are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value of each Portfolio's shares, except the Tax-Free Portfolio, is determined each Fund business day (as defined under "Purchase and Redemption of Shares--Redemptions," above), at 12:00 Noon and 4:00 p.m. (New York time). The net asset value of the Tax-Free Portfolio shares is determined each Fund business day at 12:00 Noon (New York time). The net asset value per share of each Portfolio is calculated by taking the sum of the value of the Portfolio's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and di-viding by the total number of shares of the Portfolio outstanding. All ex-penses, including the fees payable to the Adviser, are accrued daily.

 TIMING OF INVESTMENTS AND REDEMPTIONS. Each Portfolio, except the Tax-Free Portfolio, has two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). The Tax-Free Portfolio has one transaction time each Fund business day, 12:00 Noon (New York time). Investments receive the full dividend for a day if the investor's telephone order is placed by 4:00 p.m. (New York time) for the Prime or Government Portfolio and Federal funds or bank wire monies are received by State Street Bank before 4:00 p.m. on that day. Investments receive the full dividend for a day if the investor's tele-phone order is placed by 12:00 Noon (New York time) and Federal funds or bank wire monies are secured by State Street Bank before 4:00 p.m. on that day with respect to the Tax-Free Portfolio.

 Redemption proceeds are normally wired the same business day if a redemption request is received prior to 12:00 Noon, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determi-nation of an "emergency" by the Securities and Exchange Commission or to cer-tain other unusual conditions. Shares do not earn dividends on the day a re-demption is effected.

 MINIMUMS. An initial investment of at least $1,000,000 in the aggregate among the Portfolios of the Fund is required. There is no minimum for subsequent in-vestments. The Fund reserves the right at anytime to vary the initial and sub-sequent investment minimums.

 The Fund reserves the right to close out an account that is below $500,000 after at least 60 days' written notice to the shareholder unless the balance in such account is increased to at least that amount during such period. For purposes of this calculation, the sum of a shareholder's balance in all of the Portfolios will be considered as one ac-count.

 Use of these Portfolios is limited to accounts participating in a Davenport investment advisory program in which Davenport is the Registered Investment Adviser.

 DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of the Tax-Free Portfolio is determined each business day at 12:00 Noon (New York time), and that of the Prime and Government Portfolios each business day at 4:00 p.m. (New York time), and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares of that Portfolio in each shareholder's account. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

 A Portfolio's net income consists of all accrued interest income on assets less expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

 Distributions out of tax-exempt interest income earned by the Tax-Free Port-folio are not subject to Federal income tax (other than the AMT as described above), but may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a tax preference item for purposes of the Federal individual and cor-porate AMT. Distributions out of taxable interest income, other investment in-come, and short-term capital gains are taxable as ordinary income and distri-butions of long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time a shareholder held his shares.

 THE ADVISER. The Fund retains Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105 under an Advisory Agreement to provide in-vestment advice and, in general, to supervise its management and investment program, subject to the general control of the Directors of the Fund. Each Portfolio pays the Adviser at an annual rate of .20 of 1% of the average daily value of its net assets. During the Fund's fiscal year ended April 30, 1997, the Adviser reimbursed its advisory fee in the amount of $661,792, $289,896 and $257,876 for the Prime, Government and Tax-Free Portfolios, respectively.

 The Adviser has undertaken until, at its request, the Fund notifies investors to the contrary, that if, in any fiscal year, the aggregate expenses of a Portfolio, exclusive of taxes, brokerage, interest on borrowings and extraor-dinary expenses, but including the management fee, exceed .20 of 1% of a Port-folio's average net assets for the fiscal year, the Portfolio may deduct from the payment to be made to the Adviser, or the Adviser will bear, such excess expense.

 The Adviser is a leading international investment manager, supervising client accounts with assets as of June 30, 1997 totaling more than $199 billion (of which more than $71 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit plans, public employee retirement plans, insurance companies, banks, foundations and endowment funds. The 54 registered investment companies managed by the Adviser comprising 116 separate investment portfolios currently have over two million shareholders. As of June 30, 1997, the Adviser was retained as an investment manager of employee benefit fund assets for 29 of the Fortune 100 companies.

 Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, one of the largest life insurance companies in the United States.

 The Adviser may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios of the Fund to compen-sate broker-dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of shares of the Fund, including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional ac-tivities.

 CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Compa-ny, P.O. Box 1912, Boston, MA 02105, is the Fund's Custodian. Alliance

Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520, and Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively. The Transfer Agent charges a fee for its services.

 FUND ORGANIZATION. The Fund is an open-end management investment company reg-istered under the Act consisting of the three Portfolios offered by this Pro-spectus and the Trust Portfolio, which is offered by a separate prospectus. The Fund was organized as a Maryland corporation on March 21, 1990. The Fund's activities are supervised by its Board of Directors. Shareholders of each Portfolio are entitled to one vote per share and vote as a single series on matters that affect all series in substantially the same manner.

 Maryland law does not require annual meetings of shareholders and it is an-ticipated that shareholder meetings will be held only when required by Federal or Maryland law. Shareholders have available certain procedures for the re-moval of directors.

 REPORTS. Shareholders will receive a monthly summary of their account, as well as semi-annual and annual reports. Shareholders may arrange for a copy of each of their account statements to be sent to other parties.
 Shareholders requiring sub-accounting services should contact Alliance Fund Services, Inc. for a description of such services and fees.